Fair value measurements and financial risk management	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
Fair value measurements and financial risk management	Fair value measurements and financial risk management
Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of the fair value hierarchy are:
•Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly and
•Level 3 – Inputs for the asset or liability that are not based on observable market data.
The Company’s financial instruments consist of cash, cash equivalents, restricted cash, notes receivable, equity investments, accounts payable, accrued expenses, long-term debt, contingent and deferred consideration liabilities and a redeemable non-controlling interest contingency.
The fair values of cash, restricted cash, cash equivalents, notes receivable, accounts payable and accrued expenses approximate their carrying values due to the relatively short-term to maturity. The carrying values of the Company’s contingent consideration liabilities approximate fair value as they are measured at fair value on a recurring basis. The carrying values of the Company’s deferred consideration liabilities, which are initially recorded at fair value on the acquisition date, approximate fair value, as these liabilities accrete in value each reporting period until payment is due. The carrying value of the Company’s Redeemable NCI approximates fair value. The carrying value of the Company’s Redeemable NCI is impacted by both the share of comprehensive income (loss) attributable to the Company’s non-controlling interest holder as well as the recurring remeasurement of the estimated redemption value of the Redeemable NCI.
The carrying value and fair value of the Company’s Notes payable was $568.6 million and $560.0 million, respectively, as of December 31, 2024. The carrying value and fair value of the Company’s Notes payable was $587.8 million and $530.9 million, respectively, as of December 31, 2023.
Non-recurring fair value measurements
The Company’s assets measured at fair value on a nonrecurring basis include its long-lived assets and goodwill. The Company reviews the carrying amounts of such assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable or, at minimum, annually for goodwill. Any resulting asset impairment would require that the asset be recorded at its fair value. Fair value measurements of these assets are derived using inputs that are not based on observable market data and are classified within Level 3 of the fair value hierarchy. See Note 10 — Property, plant and equipment, net, Note 11 — Leases and Note 12 — Intangible assets, net and Goodwill for further details.
Recurring fair value measurements
The Company’s assets measured at fair value on a recurring basis include certain equity investments and contingent consideration liabilities. Fair value measurements of these financial instruments are derived using inputs that are not based on observable market data and are, therefore, classified within Level 3 of the fair value hierarchy.

	Fair value measurements as of December 31, 2024 using:
	Level 1	Level 2	Level 3	Total
Investments	$—	$—	$1,713	$1,713
Contingent consideration liabilities	—	—	6,147	6,147
	$—	$—	$7,860	$7,860

	Fair value measurements as of December 31, 2023 using:
	Level 1	Level 2	Level 3	Total
Investments	$—	$—	$2,477	$2,477
Contingent consideration liabilities	—	—	16,625	16,625
	$—	$—	$19,102	$19,102
Level 3
The fair value of the Company’s Contingent consideration liabilities as of December 31, 2024 and 2023 were measured using the following Level 3 inputs:
•EMMAC: The present value of the Company’s contingent consideration liability related to the Company’s acquisition of EMMAC utilized a discount rate of 8.6% as of December 31, 2024 and 13.1% as of December 31, 2023.
•NGC: The present value of the Company’s contingent consideration liability related to its acquisition of NGC utilized a discount rate of 8.1% as of December 31, 2024.
•Four20: The present value of the Company’s contingent consideration liability related to the second tranche of shares due September 2024 utilized a discount rate of 13.5% as of December 31, 2023. As of December 31, 2024, the Company has settled in full its contingent consideration liability for Four20.
There were no transfers between fair value levels during the years ended December 31, 2024 and 2023.
Financial Risk Management
The Company is exposed in varying degrees to a variety of financial instrument-related risks. The Company’s risk exposures and the impact on the Company’s financial instruments are summarized below:
Credit Risk
Credit risk is the risk of a potential financial loss to the Company, if a customer or third party to a financial instrument fails to meet its contractual obligations. Credit risk arises principally from the Company’s accounts receivable and notes receivable. The maximum credit exposure as of December 31, 2024 and 2023 equates to the carrying amount of cash, cash equivalents, restricted cash, accounts receivable and notes receivable.
All of the Company’s cash, cash equivalents and restricted cash are placed with major U.S. financial institutions, and accounts at each institution are insured by the FDIC up to $250,000. The Company’s cash balances in certain bank deposit accounts, at times, may exceed federally insured limits.
The Company does not have significant credit risk with respect to its customers, as 77% and 81%, of the Company’s Total revenues, net for the years ended December 31, 2024 and 2023, respectively, were derived from the Company’s retail dispensaries. The Company provides credit to its wholesale and MSA customers in the normal course of business and has established processes to mitigate credit risk. Pursuant to ASC 310, Receivables, the Company recognizes its accounts receivable, net of an allowance for credit losses, on the Consolidated Balance Sheets, in order to present its accounts receivable at the expected realizable value. The Company’s allowance for credit losses is reviewed by management each reporting period, and adjustments are made, if necessary, based on the Company’s historical experience and management’s assessment of the current economic environment. The Company has not adopted standardized credit policies and assesses credit on a customer-by-customer basis in an effort to minimize associated risks.
The following table presents the aging of the Company’s trade receivables as of December 31, 2024 and 2023:

	Years Ended
	December 31, 2024	December 31, 2023
0 to 90 days	$56,042	$46,720
91 to 180 days	4,437	7,644
181 days +	3,511	5,634
Trade accounts receivable	$63,990	$59,998
Liquidity risk
Liquidity risk is the risk that the Company will not have sufficient liquidity to settle its financial obligations and liabilities when due. The Company manages liquidity risk through the management of its capital structure.
In December 2021, the Company closed a private placement of Senior Secured Notes - 2026, for aggregate gross proceeds of $475 million to the Company, under which $460 million and $475 million aggregate principal amount remained outstanding as of December 31, 2024 and 2023, respectively. See Note 15 — Notes payable – Senior Secured Notes - 2026. The Note Indenture governing the Senior Secured Notes - 2026 contains numerous positive and financial negative covenants. If the Company breaches a covenant under the Note Indenture, the trustee may, under certain circumstances, accelerate the maturity of the principal amount outstanding or realize on the collateral granted by the Company over its assets. Such a breach could have a material adverse impact on the Company’s financial position.
In connection with the Bloom acquisition, the Company issued three sets of Bloom Notes for aggregate gross proceeds of $160 million. As of December 31, 2024 and 2023, $76.5 million and $107.5 million of aggregate principal amount remained outstanding, respectively. See Note 15 — Notes payable – Bloom Notes for further details. If the Company fails to make scheduled payments under the Bloom Notes or breaches the covenants under the pledge and security agreement governing the Bloom Notes, the Bloom Lenders may, under certain circumstances, accelerate the maturity of the principal amount outstanding or realize on the collateralized assets pledged under the Bloom Notes. Such a breach could have a material adverse impact on the Company’s financial position.
In November 2024, the Company entered into the Loan Agreement with Needham Bank, establishing a revolving line of credit for up to $40.0 million, under which the Company had drawn down $11.1 million as of December 31, 2024. See Note 15 — Notes payable – Needham Bank for further details. The Loan Agreement contains numerous positive and negative financial covenants. If the Company breaches a covenant under the Loan Agreement, Needham Bank may, under certain circumstances, accelerate the maturity of the principal amount outstanding or realize on the collateral granted by the Company over its assets. Such a breach could have a material adverse impact on the Company’s financial position.
In addition to the commitments outlined in Note 26 — Commitments and contingencies, the Company had the following financial obligations as of December 31, 2024 and 2023:

	Note	< 1 Year	1 to 3 Years	Total
As of December 31, 2024:
Accounts payable		$79,129	$—	$79,129
Accrued expenses	14	102,188	—	102,188
Income tax payable	23	23,414	—	23,414
Lease liabilities, finance	11	10,995	150,683	161,678
Lease liabilities, operating	11	17,333	106,192	123,525
Notes payable	15,27	101,723	466,897	568,620
Liabilities held for sale	5	8,905	—	8,905
Other current liabilities		652	—	652
Contingent consideration liability	4	3,310	2,837	6,147
Deferred consideration liability	4	33,068	2,000	35,068
Deferred tax liability	23	—	244,601	244,601
Uncertain tax position	23	—	392,188	392,188
Other long-term liability		—	1,133	1,133
		$380,717	$1,366,531	$1,747,248

	Note	< 1 Year	1 to 3 Years	Total
As of December 31, 2023:
Accounts payable		$79,319	$—	$79,319
Accrued expenses	14	101,311	—	101,311
Income tax payable	23	198,056	—	198,056
Lease liabilities, finance	11	9,428	159,961	169,389
Lease liabilities, operating	11	15,993	110,398	126,391
Notes payable	15,27	39,478	548,289	587,767
Liabilities held for sale	5	9,173	—	9,173
Other current liabilities		1,256	—	1,256
Contingent consideration liability	4	11,901	4,724	16,625
Deferred consideration liability	4	22,342	21,310	43,652
Deferred tax liability	23	—	297,185	297,185
Uncertain tax position	23	—	79,142	79,142
Other long-term liability		—	1,346	1,346
		$488,257	$1,222,355	$1,710,612
Currency risk
The operating results and financial position of the Company are reported in U.S. dollars. Some of the Company’s financial transactions have been and may be denominated in currencies other than the U.S. dollar. The results of the Company’s operations are subject to currency transaction and translation risks.
As of December 31, 2024 and 2023, the Company had no hedging agreements in place with respect to foreign exchange rates. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks at this time.
Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Cash, cash equivalents and restricted cash bear interest at market rates. The Company’s notes receivable and financial debts have fixed rates of interest and are carried at amortized cost. The Company does not account for any fixed-rate financial assets or financial liabilities at fair value; therefore, a change in interest rates at the reporting date would not affect its results of operations.
Geography risk
The geographic concentration of the Company’s various operations, both in the U.S. and Europe, poses potential risks if the domestic and/or international cannabis industry experience significant adverse events and/or if macroeconomic conditions deteriorate significantly.
Factors that may adversely affect domestic and international cannabis markets and macroeconomic environments include, among others, the following:
•the economic climate, which may be adversely impacted by a reduction in jobs or income levels, industry slowdowns, changing demographics and other factors;
•local conditions, such as oversupply of, or reduced demand for, cannabis products;
•regulatory restrictions or local laws, which could prevent the Company from maintaining pricing or increases in operating costs, or the inability or unwillingness of customers to pay current prices or price increases;
•concentration of and competition from other cannabis cultivators, manufacturers and distributors with a domestic presence;
•economic conditions that could cause an increase in the Company’s operating expenses, including increases in taxes, utilities and routine maintenance; and
•regional specific acts of nature (e.g., earthquakes, fires, floods, etc.).
Refer to Note 22 — Revenue disaggregation and Note 25 — Segment reporting for disaggregation of certain selected financial information by the Company’s reportable segments: Domestic and International.
Industry risk
The Company derives significant revenues from the cannabis industry in certain states, which industry is illegal under U.S. federal law. Even where the Company’s cannabis-related activities are compliant with applicable U.S. state and local law, such activities remain illegal under U.S. federal law. The enforcement of relevant federal laws could have significant adverse risks to the Company. Please refer to the discussion of the risk factors to which the Company is subject which presented in the section entitled “Risk Factors” of the Company’s annual information form for the year ended December 31, 2024 (“AIF”). The Company’s shareholders should carefully evaluate the risk factors noted within the AIF, which is made available on SEDAR+ (www.sedarplus.ca) and EDGAR (www.sec.gove/edgar) under the Company’s profile.
Capital management
The Company’s primary objective when managing capital is to continually provide returns to its shareholders and benefits to its other stakeholders. To achieve this objective, the Company implemented processes designed to ensure there are adequate capital resources to safeguard the Company’s ability to continue as a going concern and to maintain adequate levels of funding to support the Company’s ongoing operations and development.
The capital structure of the Company consists of shareholders’ equity and notes payable, net of cash, cash equivalents and restricted cash. The Company manages and makes adjustments to its capital structure, based on changes in the economic conditions of the jurisdictions in which the Company operates and on the risk characteristics of the Company’s underlying assets. The Company plans to use existing funds, as well as funds from the future sale of products to fund operations and expansion activities.